Exhibit 10.80

EXECUTION VERSION

AMENDMENT NO. 4

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 11, 2015,

among

CALIBER HOME LOANS, INC.,

BARCLAYS BANK PLC,

and

SUTTON FUNDING LLC

This AMENDMENT NO. 4 (this “Amendment”) is made this 23rd day of January, 2017 (the “Amendment Effective Date”), among CALIBER HOME LOANS, INC., as seller (“Seller”), BARCLAYS BANK PLC, as a purchaser and as agent (“Barclays” or “Agent”) and SUTTON FUNDING LLC, as a purchaser (“Sutton” or a “Purchaser,” and collectively with Barclays, the “Purchasers”), to the Master Repurchase Agreement, dated as of May 11, 2015, between Seller, Barclays, and Sutton, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and the Purchasers have agreed to amend the Agreement to make certain changes thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Purchasers that Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and that no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendments. Effective as of the date hereof:

(a)    Section 14(m) of the Agreement is hereby amended in its entirety to read as follows (modified text in bold for review purposes only):

(m)    Nature of Business. Other than entering into lines of business typically engaged in by other consumer finance companies, Seller shall not make any material change in the nature of the type of its business as carried on at the date hereof.

(b)    The address for notices to the Seller in Section 34 of the Agreement is hereby amended to read in its entirety as follows:

if to Seller:	Caliber Home Loans, Inc.
1525 South Beltline Road
Coppell, TX 75019
Attention: Gregory Smallwood
Telephone No.: 469-912-3533
E-mail: Gregg.Smallwood@caliberhomeloans.com

With a copy to:

1525 South Beltline Road
Coppell, TX 75019
Attention: Glenn Minkoff
Telephone No.: 214-299-5385
Fax No.: 214-874-4199
E-mail: glenn.minkoff@caliberhomeloans.com

And

1525 South Beltline Road
Coppell, TX 75019
Attention: Vasif Imtiazi
Telephone No.: 469-912-3328
E-mail: Vasif.Imtiazi@caliberhomeloans.com

SECTION 2.     Condition Precedent; Effectiveness. As a condition precedent to the effectiveness of this Amendment, the Agent, on behalf of the Purchasers, shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.     Fees and Expenses. Seller agrees to pay the reasonable out of pocket costs and expenses incurred by the Agent and the Purchasers in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Purchasers’ legal counsel) in accordance with Section 23 of the Agreement.

SECTION 4.     Representations. Seller hereby represents to Purchasers and the Agent that as of the date hereof and taking into account the terms of this Amendment, Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5.     Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6.     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.     Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

Caliber- Barclays - Amendment No. 4 to Master Repurchase Agreement - Page 2

IN WITNESS WHEREOF, Seller, Barclays and Sutton have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

BARCLAYS BANK PLC, (Purchaser and Agent)

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

SUTTON FUNDING LLC (Purchaser)

By:	/s/ Ellen Kiernan
Name:	Ellen Kiernan
Title:	Vice President

Caliber - Barclays - Amendment No. 4 to Master Repurchase Agreement - Signature Page